UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

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EBET, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-40334	85-3201309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

197 E. California Ave Ste 302, Las Vegas, NV 89104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 411-2726

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EBET	The NASDAQ Stock Market LLC

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2021, EBET, Inc. (the “Company”) issued 37,700 shares of its Series A Convertible Preferred Stock (the “Preferred Stock”) for a purchase price of $1,000.00 per share (“November Placement”). The Preferred Stock is convertible into Common Stock at an initial conversion price of $28.00 per share (“Preferred Conversion Price”); provided that the Preferred Conversion Price is subject to anti-dilution protection upon any subsequent transaction at a price lower than the Preferred Conversion Price then in effect. In addition, on December 31, 2022 and April 15, 2023 (the “Adjustment Dates”), the Preferred Conversion Price was to be adjusted to the lesser of: (i) the Preferred Conversion Price in effect on the Adjustment Date, or (ii) 85% of the average closing price of the Company’s common stock for the fifteen trading days prior to the Adjustment Date.

On December 30, 2022, the holders of a majority of the Preferred Stock approved an amendment to the terms of the Preferred Stock to: (i) extend the initial Adjustment Date from December 31, 2022 to January 31, 2023; and (ii) to modify the definition of “Exempt Issuance” to permit the issuance of shares of Company common stock to consultants. On December 30, 2022, the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock was filed in the State of Nevada.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Exhibit Description

3.1	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBET, INC.
Date: January 3, 2023
By: /s/ Matthew Lourie
Matthew Lourie
Chief Financial Officer

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